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                                                                Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 333-43832.



ARTHUR ANDERSEN LLP

Salt Lake City, Utah
   January 15, 2002